FOURTH AMENDMENT TO MASTER AGREEMENT
                      ------------------------------------

     This Fourth Amendment to Master Agreement, dated as of July 31, 2000 (this "Amendment"), is among DOLLAR GENERAL CORPORATION, a Tennessee corporation
 ---------
("Dollar"),  ATLANTIC  FINANCIAL GROUP,  LTD., a Texas limited  partnership (the
  ------
"Lessor"),  certain  financial  institutions  parties  hereto  as  lenders  (the
 ------
"Lenders"),  and SUNTRUST BANK, a Georgia banking corporation (formerly known as
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SunTrust Bank, Nashville, N.A.), as agent for the Lenders (in such capacity, the
"Agent").
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                                   BACKGROUND
                                   ----------

1. Dollar, certain subsidiaries of Dollar, the Lessor, the Lenders and the Agent are parties to that certain Master Agreement, dated as of September 2, 1997, as amended by the Amendment to Master Agreement, dated as of March 31, 1998, by the Second Amendment to Master Agreement, dated as of July 31, 1998, and by the Amendment to Lease Agreement and Third Amendment to Master Agreement, dated as of April 29, 1999 (the "Master Agreement").
                        ----------------

2. The parties hereto desire to amend the Master Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  SECTION  Definitions.  Capitalized  terms  used  in this  Amendment  and not
             -----------
otherwise defined herein shall have the meanings assigned thereto in the Master Agreement.

2. SECTION  Consolidated Debt to Total Capitalization  Ratio. Section 5.1(m)(ii)
            ------------------------------------------------
of the Master Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

          (ii) Consolidated Funded Debt to Consolidated  EBITDAR Ratio.  Permit,
               -------------------------------------------------------
               as of the last day of any fiscal quarter, the ratio of Consolidated Funded Debt to Consolidated EBITDAR to be greater than 2.0 to 1.0.

3. SECTION  Definition.  Appendix A to the Master Agreement is hereby amended by
            ----------   ----------
adding the following  definition thereto in the appropriate  alphabetical order:
"Consolidated EBITDAR" shall mean for any fiscal period of Dollar, an amount equal to Consolidated EBITR, plus (i) consolidated depreciation and (ii) consolidated amortization, all as determined in accordance with GAAP.

4. SECTION Representations and Warranties.  Dollar hereby represents and warrant
           ------------------------------
that, after giving effect to this Amendment (i) each representation and warranty of each Lessee contained in the Operative Documents is true and correct in all Material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all Material respects on and as of such earlier date,
(ii) no Event of Default, Potential Event of Default or Construction Force Majeure Event has occurred and is continuing, (iii) each Operative Document to which any Lessee is a party is in full force and effect with respect to it and
(iv) no event that could reasonably be expected to have a Material Adverse Effect has occurred since January 31, 1997.

5. SECTION  Reaffirmation of Guaranty.  Dollar hereby reaffirms and acknowledges
            -------------------------
that, after giving effect to this Amendment, the Guaranty Agreement remains in full force and effect.

6. SECTION Miscellaneous.  This Amendment shall be governed by, and construed in
           -------------
accordance with, the laws of the State of Tennessee. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile) each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. The Master Agreement, as amended hereby, remains in full force and effect. Any reference to the Master Agreement from and after the date hereof shall be deemed to refer to the Master Agreement as amended hereby, unless otherwise expressly stated. Dollar hereby agrees to pay, or promptly reimburse the Agent for, all costs and expenses incurred by the Agent in connection with this Amendment, including, without limitation, all reasonable attorneys' fees and disbursements.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

                              DOLLAR GENERAL
                              CORPORATION, as a Lessee and as Guarantor


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              ATLANTIC FINANCIAL GROUP, LTD., as
                              Lessor

                              By: Atlantic Financial Managers, Inc.,
                                  its General Partner


                              By:
                                 -------------------------------------
                                 Name Printed: Stephen Brookshire
                                 Title: President


                              SUNTRUST BANK (formerly known as
                              SunTrust Bank, Nashville, N.A.), as Agent and as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------

                              BANK ONE, NA (formerly known as
                              The First National Bank of Chicago), as a
                              Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              KEYBANK NATIONAL
                              ASSOCIATION, as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              AMSOUTH BANK, as
                              a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              UNION PLANTERS BANK, N.A.,
                              as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------

                              PNC BANK, NATIONAL ASSOCIATION,
                              (formerly known as PNC Bank,
                              Kentucky, Inc.), as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              FIRSTAR BANK, N.A. (formerly known as
                              Mercantile Bank National
                              Association), as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              FIRST UNION NATIONAL BANK, as a
                              Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              MORGAN GUARANTY
                              TRUST COMPANY OF NEW YORK, as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------

                              WACHOVIA BANK, N.A. (formerly known
                              as Wachovia Bank of Georgia, N.A.),
                              as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              BANK OF AMERICA, N.A. (formerly known
                              as Nationsbank, N.A.), as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------


                              FIFTH THIRD BANK, as a Lender


                              By:
                                 --------------------------------------

                              Name Printed:
                                           ----------------------------

                              Title:
                                    -----------------------------------